Exhibit 10.9
EXECUTION
ASSET SALE AGREEMENT
(PostRock Energy Corporation)
     THIS ASSET SALE AGREEMENT (this “Agreement”), dated as of September 21, 2010, is made by and between POSTROCK ENERGY CORPORATION, a Delaware corporation (the “Company”), and ROYAL BANK OF CANADA, as Lender (as defined below).
R E C I T A L S:
     A. Pursuant to that certain Third Amended and Restated Credit Agreement, dated of even date herewith (as the same may hereafter be amended, supplemented and restated, the “Credit Agreement”), among QUEST EASTERN RESOURCE LLC, a Delaware limited liability company (“Borrower”), Royal Bank of Canada, as lender (“Lender”), and Royal Bank of Canada, as administrative agent and collateral agent (in its capacity as administrative agent and collateral agent, the “Administrative Agent”), the Lender agreed to make Loans for the account of the Borrower.
     B. Pursuant to Section 4.01(b)(i) of the Credit Agreement, Borrower is required to deliver to the Administrative Agent this Agreement executed by the Company.
     C. The Company has duly authorized the execution, delivery and performance of this Agreement.
     D. Company owns indirectly 100% of the equity of Borrower.
     E. It is in the best interests of the Company to execute this Agreement inasmuch as the Company will derive substantial direct and indirect benefits from the loans made from time to time to or for the account of the Borrower.
     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to fulfill the requirements of the Credit Agreement, the Company agrees, for the benefit of Lender, as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Terms. The following capitalized terms when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
     “Administrative Agent” is defined in Recital A.
     “Agreement” is defined in the preamble.

     “Amount of Loss” shall mean (A) if the amount paid to Lender (whether for principal, interest, fees, expenses, or otherwise) in connection with a Qualifying Sale is (i) $*** or more, zero, (ii) if the amount paid is less than $*** but equal to or more than $***, then the excess of $*** over the amount paid to Lender in connection with a Qualifying Sale (excluding any payment pursuant to this Agreement) but in no event to exceed $7,500,000, and (iii) if the amount paid to Lender (whether for principal, interest, fees, expenses or otherwise) in connection with a Non-Qualifying Sale is less than $***, $7,500,000 and (B) in connection with the Company’s exercise of the Put Option, $7,500,000.
     “Borrower” is defined in Recital A.
     “Business Day” shall have the meaning set forth for such term in the Credit Agreement; “Business Days” shall be the plural of Business Day.
     “Closing Date” is defined in Section 2.1.
     “Company” is defined in the preamble.
     “Company Share Payment Notice” is defined in Section 2.1.
     “Company Shares” means shares of common stock of the Company, $0,001 par value.
     “Credit Agreement” is defined in Recital A.
     “Current Operating Agreement” is defined in Section 4.2(d).
     “Deferred Payment Amount” means, in connection with a Qualifying Sale or a Non-Qualifying Sale, the amount or amounts of any purchase price deferred, whether or not evidenced by a promissory note.
     “Escrowed Amount” means, in connection with a Qualifying Sale or a Non-Qualifying Sale, the amount or amounts placed in escrow against any liabilities associated with the assets being sold, which amount will be paid either to the buyer or the Lender, subject to Lender’s obligation to remit any released Escrowed Amount to the Company to the extent required under Section 2.1(b) hereof.
     “Fees and Expenses” is defined in Section 5.8.
     “Intercompany Loans” means all outstanding intercompany loans made by the Company or PESC to Borrower permitted under the Credit Agreement in the aggregate not to exceed $2,000,000.
     “Lender” is defined in the Recital A.
     “Loan Documents” means the Loan Documents (as defined in the Credit Agreement).
     “Marcellus Assets” means the Marcellus shale gas properties owned by Borrower and located in New York and West Virginia that constitute the real property collateral mortgaged by Borrower to secure repayment of amounts owing under the Credit Agreement and Note.

     “Marcellus Pipeline” means the gathering system owned and operated by Borrower.
     “New Operating Agreement” is defined in Section 4.2(d).
     “Non-Qualifying Sale” means a sale made with the consent of Lender, which sale would otherwise meet the definition of a Qualifying Sale, except that the sale will result in a payment to the Lender of less than $*** (excluding any payment made pursuant to this Agreement).
     “Note” means the Note (as defined in the Credit Agreement).
     “Notice of Registered Holder” is defined in Section 3.1.
     “Obligations” means the Obligations (as defined in the Credit Agreement).
     “PESC” means PostRock Energy Services Corporation, a Delaware corporation
     “Pipeline Purchase Price” is defined in Section 4.3(b).
     “Pipeline Sale Circumstance” and “Pipeline Sale Circumstances” are defined in Section 4.3(b).
     “PMP” is defined in the definition of “QC Marcellus Assets”
     “Proposed Non-Qualifying Sale” is defined in Section 4.2(a).
     “Put Exercise Circumstance” is defined in Section 4.2(b)
     “Put Option” is defined in Section 4.2(b)
     “Put Transfer” means the transfer of 100% of the equity interest in Borrower by PESC to Lender, after and as a result of the Company’s exercise of the Put Option.
     “Qualifying Sale” means (i) a voluntary sale of the Marcellus Assets resulting in payment to the Lender of no less than $*** (excluding any payment made pursuant to this Agreement) or (ii) a voluntary sale of a controlling interest in the equity of Borrower resulting in a payment to such equity holder of no less than $*** (excluding any payment made pursuant to this Agreement; provided that any such sale involving an Escrow Amount or a Deferred Payment Amount will constitute a Qualifying Sale only if the other consideration for such sale includes cash proceeds that result in an amount being paid to Lender on the Closing Date of at least $*** (excluding any payment made pursuant to this Agreement).
     “QC Marcellus Assets” means the Marcellus shale gas properties owned by PostRock MidContinent Production, LLC, successor by merger to Bluestem Pipeline, LLC and Quest Cherokee, LLC (“PMP”) located in New York and West Virginia that constitute a portion of the real property collateral mortgaged by PMP to secure repayment of amounts owing under the Borrowing Base Credit Agreement, dated of even date herewith, by and among, PESC and PMP, as borrowers, and Royal Bank of Canada, as administrative agent and collateral agent.
     “Sale Process” is defined in Section 4.1.

     “Taxes” is defined in clause (a) of Section 2.7.
     “UCC” means the Uniform Commercial Code as in effect in the State of New York.
     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
ARTICLE II
LIMITED LOSS SHARING PROVISIONS
     SECTION 2.1. Limited Loss Sharing.
     (a) The Company hereby absolutely, unconditionally, and irrevocably agrees to pay to Lender the Amount of Loss, if any, which Lender suffers as a result of a Qualifying Sale or a Non-Qualifying Sale or to which Lender is entitled hereunder in connection with the Put Transfer. The Company shall have the option of paying such Amount of Loss, in cash or Company Shares (or a combination thereof) at the closing of any Qualifying Sale, Non-Qualifying Sale, or Put Transfer (the “Closing”; the date on which the Closing occurs, the “Closing Date”). The Company shall notify the Administrative Agent in writing at least five (5) Business Days in advance of the Closing Date of its election to pay all or a portion of the Amount of Loss in Company Shares (such notice whether to pay all or a portion of the Amount of Loss or of the Pipeline Purchase Price, the “Company Share Payment Notice”). The Company is not a guarantor of the Credit Agreement and therefore the Company has no obligations of any kind related to the Credit Agreement except those set forth in this Agreement that are specifically related to a Qualifying Sale, a Non-Qualifying Sale, a Put Transfer, and the matters set forth in Article IV.
     (b) With regard to any Qualifying Sale or Non-Qualifying Sale that involves an Escrowed Amount or a Deferred Payment Amount, the Amount of Loss shall be calculated on the Closing Date excluding the Escrowed Amount and the Deferred Payment Amount, but after repayment of any Intercompany Loans, in any case. If upon disbursement of Escrowed Amount and/or the Deferred Payment Amount, the amount of the payment to Lender would result in Lender receiving more than Lender would be entitled to under this Agreement, any excess shall be remitted by Lender to the Company within five (5) Business Days (to the extent received by Lender, or if amounts in respect of Deferred Payment Amount are received by the Company, the Company may retain any such excess). For example, if the Marcellus Assets are sold for $*** cash on the Closing Date, the Amount of Loss (after repayment of all Intercompany Loans) will be $5,550,000 ($*** minus $***). If the Marcellus Assets are sold for a total of $*** but $*** is paid in cash on the Closing Date and $5,000,000 is placed in escrow and becomes the Escrowed Amount, the Amount of Loss (after repayment of all Intercompany Loans) calculated at the Closing Date will be $7,500,000 (the excess of $*** minus $*** (subject to $7,500,000 maximum)). If the $5,000,000 in Escrowed Amount is subsequently disbursed to the Lender, the Amount of Loss will be recalculated (trued-up) based on a sale price of $*** and the Amount of Loss as recalculated will be $5,550,000. Therefore, the Lender will retain $3,050,000 of the Escrowed Amount and the Lender will remit to the Company $1,950,000 within five (5) Business Days.

     SECTION 2.2. Minimum Proceeds. Lender shall have no obligation, and there is no agreement or understanding obligating Lender, to consent to a sale that would constitute a Non-Qualifying Sale if Lender were to consent to such sale. The Administrative Agent’s lien on the Marcellus Assets and Borrower’s equity held for the benefit of the Lender shall not be released if less than $*** is paid to Lender (excluding any payment made to Lender under this Agreement), except in connection with a Non-Qualifying Sale.
     SECTION 2.3. Satisfaction of Obligations. Lender hereby absolutely, unconditionally, and irrevocably agrees to accept in full payment of the Obligations, (i) the Net Cash Proceeds received by Borrower (or Borrower’s equity holder, in the case of a sale of Borrower’s equity) and paid to Lender in connection with a Qualifying Sale or a Non-Qualifying Sale, together with the Amount of Loss, if any, paid by the Company pursuant to this Agreement (up to but not exceeding the amount of the Obligations at the time then owing by Borrower to Lender), or (ii) in the case of an exercise of the Put Option, the Put Transfer, together with any amount payable pursuant to Section 4.2(b) of this Agreement (up to but not exceeding the amount of the Obligations at any time then owing by Borrower to Lender). Upon satisfactory evidence that such payments have been or will be made to Lender’s satisfaction, Lender will instruct the Administrative Agent to execute and deliver on or prior to the Closing Date, to such party as Borrower shall direct, all mortgage releases and uniform commercial code financing statement termination statements covering the Borrower’s collateral, including the Marcellus Assets, and shall return to the Company the certificates (if any) representing the equity of the Borrower owned indirectly by the Company.
     SECTION 2.4. Indemnification. The Company hereby absolutely, unconditionally, and irrevocably indemnifies and holds harmless Lender for any and all costs and expenses (including reasonable attorney’s fees and expenses) incurred by Lender in enforcing any rights against the Company under this Agreement.
     SECTION 2.5. Agreement Absolute, etc. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable obligation of the Company, and shall remain in full force and effect until the first to occur of (i) all Obligations (other than contingent obligations, such as those for indemnification) of the Borrower have been paid in full (ii) a Qualifying Sale or Non-Qualifying Sale shall have occurred on the Closing Date; or (iii) the Company shall have exercised the Put Option and all related obligations under the provisions of Article IV have been satisfied. The Company may not rescind or revoke its obligations hereunder. The liability of the Company under this Agreement shall be absolute, unconditional (except as provided by the terms of this Agreement) and irrevocable irrespective of: (1) any lack of validity, legality or enforceability of the Credit Agreement, the Note or any other Loan Document; (2) the failure of Lender (a) to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person under the provisions of the Credit Agreement, the Note, any other Loan Document or otherwise, or (b) to exercise any right or remedy against any collateral securing, any Obligations of the Borrower, (3) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower, or any other extension, compromise or renewal of any Obligations of the Borrower; (4) any reduction, limitation, impairment or termination of any Obligations of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Company hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, or otherwise; (5) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, the Note or any other Loan Document; (6) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any guaranty held by the Administrative Agent, Lender or any holder of the Note securing any of the Obligations of the Borrower; (7) the insolvency or bankruptcy of, or similar event affecting, the Borrower; or (8) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower. The Company waives all rights and defenses which may arise with respect to any of the foregoing, and the Company waives any right to revoke this Agreement with respect to future indebtedness.
     SECTION 2.6. Reinstatement. The Company agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part and whether in cash or by issuance of Company Shares) of any of the Obligations is rescinded or must otherwise be restored by the Administrative Agent, Lender or any holder of the Note, upon the insolvency, bankruptcy or reorganization of Borrower, or otherwise, all as though such payment had not been made.
     SECTION 2.7. Waiver, etc. The Company hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower and this Agreement and any requirement that the Administrative Agent, the Lender or any holder of the Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, or any collateral securing the Obligations of the Borrower, as the case may be.
     SECTION 2.8. Waiver of Subrogation. Until the Obligations are paid in full or satisfaction of the conditions specified in Section 2.3, and except for Borrower’s repayment of the Intercompany Loans, which may occur at any time that this Agreement is in effect, the Company shall not enforce or exercise any claim or other rights which it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of Company’s obligations under this Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Administrative Agent or Lender against the Borrower or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Company in violation of the preceding sentence, such amount shall be deemed to have been paid to Company for the benefit of, and held in trust for, the Lender, and shall forthwith be paid to the Administrative Agent for the benefit of the Lender by the Company to be credited and applied upon the Obligations, whether matured or unmatured. Company acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

     SECTION 2.9. Payments Free and Clear of Taxes, etc. The Company hereby agrees that:
     (a) All payments by Company hereunder shall be made in accordance with Section 3.01 of the Credit Agreement free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto; excluding, in the case of the Administrative Agent and the Lender, taxes imposed on or measured by its net income (including any franchise taxes imposed on or measured by its net income), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or the Lender, as the case may be, is organized or maintains its Lending Office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as “Taxes”). In the event that any withholding or deduction from any payment to be made by the Company hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Company will (i) pay directly to the relevant authority the full amount required to be so withheld or deducted; (ii) promptly forward to the Lender an official receipt or other documentation satisfactory to the Lender evidencing such payment to such authority; and (iii) pay to the Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by the Lender will equal the full amount the Lender would have received had no such withholding or deduction been required. Moreover, if any Taxes are directly asserted against the Lender with respect to any payment received by the Lender hereunder, the Lender may pay such Taxes and the Company will promptly pay such additional amounts (including, if incurred as a result of the Company’s or the Borrower’s action, omission or delay, any penalties, interest or expenses) as is necessary in order that the net amount received by the Lender after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount the Lender would have received had such Taxes not been asserted.
     (b) If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Company shall indemnify the Lender for any incremental Taxes, interest or penalties that may become payable by the Lender as a result of any such failure.
     (c) Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 2.9 shall survive the payment in full of the principal of and interest on the Loan.
ARTICLE III
PROVISIONS RELATING TO COMPANY SHARES
     SECTION 3.1. Exercise of Option to Pay With Company Shares. As provided in Section 2.1 after delivery of a Company Share Payment Notice, the Company at its election may pay all or a portion of the Amount of Loss by issuing to the Lender Company Shares. The amount of Company Shares to be issued shall be calculated by taking the Amount of Loss to be paid using Company Shares and dividing that amount by the average closing price of the Company’s publicly traded common stock during the prior thirty (30) calendar day period before the date of the Company Share Payment Notice. The resulting number, rounded up to the next whole number, is the number of Company Shares to be issued to the Lender in full (or partial)

payment of the Amount of Loss. Upon receipt of the Company Share Payment Notice from the Company of its election to pay all or a portion of the Amount of Loss in Company Shares, Lender shall within two (2) Business Days prior to the Closing Date deliver a Notice of Registered Holder in the form of Exhibit A hereto, identifying the person into whose name the Company Shares are to be registered on the books of the Company (the “Notice of Registered Holder”).
     SECTION 3.2. Resale Registration Statement. Contemporaneously with the execution of this Agreement, Lender and the Company shall enter into a Registration Rights Agreement granting to Lender certain registration and other rights.
     SECTION 3.3. Certificate(s); No Fractional Shares. The Company shall, as promptly as practicable, execute or cause to be executed and deliver to Lender or its nominee a certificate or certificates representing the aggregate number of Company Shares specified in the Company Share Payment Notice. The stock certificate or certificates so delivered shall be in such denominations as may be specified by the Lender (or its nominee) and shall be registered in the name of Lender (or such nominee) as specified in the Notice of Registered Holder. No fractional shares will be issued pursuant to this Agreement.
     SECTION 3.4. Expenses. The Company shall pay all expenses, in connection with the preparation, execution and delivery of stock certificates pursuant to this Agreement, except that, in case such stock certificates are to be registered in a name or names other than the name of the Lender, all stock transfer taxes payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Lender at the time of delivering the Notice of Registered Holder described in Section 3.1 above. In such case, the Lender shall deliver with such notice evidence, satisfactory to the Company, that such taxes have been paid.
     SECTION 3.5. Shares to be Fully Paid and Nonassessable. The Company covenants that all Company Shares which may be issued in connection with this Agreement will be, upon issuance, fully paid and nonassessable.
ARTICLE IV
PROVISIONS RE SALE PROCESS, PUT OPTION, AND PIPELINE SALE
     SECTION 4.1. Sale Process. Lender agrees and acknowledges that (i) the bid solicitation and sale process being conducted by Robert W. Baird & Company, under agreement with the Company (collectively, the “Sale Process”) for the sale of the Marcellus Assets (or for 100% of the equity of Borrower) is an acceptable and reasonable process for generating indications of interest and purchase offers with respect to the Marcellus Assets (or 100% of the equity of Borrower); and (ii) in the event that the Sale Process fails to result in indications of interest, written offers or a contract for a Qualifying Sale or for a Non-Qualifying Sale or any sale, neither the Company, nor PESC, nor the Borrower shall be liable to Lender for such failure.
     SECTION 4.2. Proposed Non-Qualifying Sales; Put Option.
     (a) In the event that the Sale Process generates one or more written offers for a sale of the Marcellus Assets or a sale of Borrower’s equity that would, if consented to and consummated, constitute a Non-Qualifying Sale (a “Proposed Non-Qualifying Sale”), the

Company may or may cause Borrower (or PESC as applicable) to give written notice to Lender of such offer(s) and provide Lender with a copy of such offer(s). Lender shall have ten (10) Business Days to deliver its written consent to one or more of the Proposed Non-Qualifying Sales based upon such offer(s) to Borrower, or to decline Lender’s consent to any or all such Proposed Non-Qualifying Sales. If Lender timely delivers its written consent to one or more Proposed Non-Qualifying Sales, the Company shall (or shall cause Borrower or PESC, as applicable to) use commercially reasonable efforts to negotiate with the party or parties submitting offers to which Lender has consented; provided however that neither the Company, nor PESC shall be required to make representations and warranties in connection with any such negotiations (except a representation by PESC to the effect that PESC owns, and has the right to convey, 100% of the equity interest of Borrower in connection with a sale of such equity interest). Additional offers that would constitute a Proposed Non-Qualifying Sale may be submitted by the Company to the Lender at any time. The Company shall (or shall cause Borrower or PESC, as applicable to) use its commercially reasonable efforts to consummate a Proposed Non-Qualifying Sale (or another Qualifying Sale, as the case may be) that maximizes the value of the Marcellus Assets or Borrower’s equity, as the case may be, provided however that neither the Company nor PESC shall be required to make representations and warranties in connection with any such sale (except a representation by PESC to the effect that PESC owns, and has the right to convey, 100% of the equity interest of Borrower in connection with a sale of such equity interest).
     (b) In the event that (i) Lender does not timely consent to a Proposed Non-Qualifying Sale; (ii) a Qualifying Sale or Non-Qualifying Sale fails to close after the parties to such sale enter into a contract and such contract is terminated; (iii) no written offer is received as a result of the Sale Process on or before December 1, 2010; or (iv) no Qualifying Sale or Non-Qualifying Sale has closed on or before December 21, 2010 (each event specified in foregoing clauses (i)-(iv), a “Put Exercise Circumstance”), the Company and PESC shall be entitled, upon ten (10) calendar days written notice to Lender, given at any time on or after the occurrence of a Put Exercise Circumstance, to require that Lender receive PESC’s transfer of (and PESC shall so transfer) 100% of the equity in Borrower to Lender in full satisfaction of all of Obligations owed to Lender and the Company’s obligations hereunder (the “Put Option”); provided, however, if the Put Option is exercised, for purposes of this Agreement such exercise will trigger an Amount of Loss equal to $7,500,000 minus the amount of any Intercompany Loans. Such Amount of Loss shall be payable on the date the transfer of 100% of the equity in Borrower to Lender occurs. Any Put Transfer shall be made as is and without any representations and warranties from PESC other than that PESC owns, and has the right to convey to Lender, 100% of the equity interest in Borrower. Upon the Company’s exercise of the Put Option, Lender shall take all actions necessary to facilitate the Put Transfer, including without limitation, receiving the books and records of Borrower, joining in the limited liability agreement of Borrower, and signing an assignment of such equity interest or completing any power relating to such equity interest in Borrower.
     (c) In the event that the Put Option is exercised and the Put Transfer occurs, the Company agrees to assist, and to cause PESC to assist, Lender with respect to clearing title as to the Marcellus Assets in connection with Lender’s sale of the Marcellus Assets or of 100% of the equity interest in Borrower.

     (d) In the event that Lender becomes the owner of the equity in Borrower as a result of Company’s or PESC’s exercise of the Put Option resulting in a Put Transfer, Lender acknowledges and agrees that the Operating Agreement set forth in Exhibit B (the “Current Operating Agreement”) will be terminated by Quest Cherokee, LLC (or its successor by merger). The Company, at Lender’s option (and provided that PMP is a licensed operator at that time), shall cause PMP to enter into the Operating Agreement set forth in Exhibit C (the “New Operating Agreement”) and PMP shall operate the wells owned by Borrower that are part of the Marcellus Assets until the earlier of (i) the date upon which Borrower no longer owns such wells; or (ii) six (6) months from the date that Lender becomes the owner of the equity in Borrower.
     SECTION 4.3. Marcellus Pipeline Sale.
     (a) As to any Qualifying Sale or Non-Qualifying Sale, Borrower shall be entitled to contract with a buyer of the Marcellus Assets even if such buyer does not contract to buy the QC Marcellus Assets contemporaneously therewith. In the event that Borrower contracts with a buyer on such terms, Borrower shall be entitled to exclude the Marcellus Pipeline from the Marcellus Assets to be sold.
     (b) In the event that (i) a Qualifying Sale or Non-Qualifying Sale occurs but the QC Marcellus Assets are not sold contemporaneously with such Qualifying Sale or Non-Qualifying Sale; or (ii) the Company or PESC exercise the Put Option ((i) and (ii) collectively, the “Pipeline Sale Circumstances”, singly a “Pipeline Sale Circumstance”), Lender agrees that Borrower may sell the Marcellus Pipeline to PESC or its designee (and that Lender shall cause Borrower to sell the Marcellus Pipeline to PESC or its designee if Lender is the owner of Borrower as a result of Company’s or PESC’s exercise of the Put Option), in either case for a purchase price of $2,300,000 (the “Pipeline Purchase Price”). In the case of a Pipeline Sale Circumstance arising under clause (i), such sale of the Marcellus Pipeline shall occur on the Closing Date. In the case of a Pipeline Sale Circumstance arising under clause (ii), such sale of the Marcellus Pipeline shall occur as soon as practicable but in any event no later than ten (10) Business Days from the date that the Company or PESC exercises the Put Option. Lender agrees to take commercially reasonable action necessary to facilitate such sale of the Marcellus Pipeline; provided however, the Marcellus Pipeline will be sold as is and without any representations or warranties from Lender.
     (c) The Pipeline Purchase Price constitutes the release price to be paid to Lender to release its liens on the Marcellus Pipeline. Any Intercompany Loans will be credited against the Pipeline Purchase Price, and any balance of the Pipeline Purchase Price shall be paid in cash.
     SECTION 4.4. Intercompany Loans. Lender irrevocably agrees that before any amount is paid to Lender (whether for principal, interest, fees, expenses, or otherwise) in connection with a Qualifying Sale or a Non-Qualifying Sale, all Intercompany Loans will be repaid in full with proceeds from such Qualifying Sale or Non-Qualifying Sale, before any amounts are paid to Lender.

ARTICLE V
MISCELLANEOUS PROVISIONS
     SECTION 5.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
     SECTION 5.2. Successors and Assigns. This Agreement benefits the Lender, and its respective successors and assigns and binds the Company and its successors and assigns. The rights of the Lender under this Agreement may be transferred with any assignment of the Loan pursuant to and in accordance with the terms of the Credit Agreement. The Credit Agreement contains provisions governing assignments of the Loan.
     SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by the Company herefrom, shall in any event be effective unless the same shall be in writing and signed by or on behalf of the party against whom it is sought to be enforced and is in conformity with the requirements of Section 10.01 of the Credit Agreement. Each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     SECTION 5.4. Addresses for Notices to the Company. All notices and other communications hereunder to the Company shall be in writing and mailed or delivered to it, addressed to it at the address set forth below or at such other address as shall be designated by the Company in a written notice to the Administrative Agent at the address specified in the Credit Agreement complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, be effective when deposited in the mail, addressed as aforesaid. The Company’s address for notices is:
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
Attn: Chief Executive Officer
Facsimile: (405) 702-7487
Telephone: (405) 702-7756
     SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.7, no failure on the part of the Lender or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     SECTION 5.6. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
     SECTION 5.7. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     SECTION 5.8. Fees and Expenses. Each party shall bear its own attorney’s fees, court costs and related expenses (the “Fees and Expenses”) in connection with its enforcement of this Agreement; provided however, the prevailing party in any lawsuit or other action shall have the right to payment of its reasonable out-of-pocket fees and expenses by the other party.
     SECTION 5.9. Specific Performance. Lender recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the Company to sustain damages for which the Company would not have an adequate remedy at law for money damages, and therefore Lender agrees that in the event of any such breach, the Company shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which the Company may be entitled, at law or in equity.
     SECTION 5.10. Governing Law.
     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.
     (b) EACH OF THE COMPANY AND THE LENDER AGREES ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND THE LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE COMPANY (1) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT, AND (2) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS FOR NOTICES DESIGNATED HEREIN. EACH OF THE COMPANY AND THE LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
     SECTION 5.11. Waiver of Jury Trial, Etc. EACH OF THE COMPANY AND THE LENDER HEREBY (a) EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF THE COMPANY

AND THE LENDER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE COMPANY, THE ADMINISTRATIVE AGENT OR THE LENDER, AS THE CASE MAY BE, MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE LENDER OR THE COMPANY, AS THE CASE MAY BE, TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY; AND (b) EXPRESSLY AND IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH ACTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT THE WAIVER CONTAINED IN THIS SECTION 5.11 SHALL NOT APPLY TO THE EXTENT THAT THE PARTY AGAINST WHOM DAMAGES ARE SOUGHT HAS ENGAGED IN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
     SECTION 5.12. Entire Agreement. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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SIGNATURES BEGIN ON NEXT PAGE.]

     IN WITNESS WHEREOF, Company and Lender have caused this Agreement to be duly executed and delivered by an officer duly authorized as of the date first above written.

POSTROCK ENERGY CORPORATION, a Delaware corporation, as Company
By:	/s/ David C. Lawler
David C. Lawler
Chief Executive Officer and President

ROYAL BANK OF CANADA

By:	/s/ Leslie P. Vowell Leslie P. Vowell
Attorney-in-Fact

Singature Page

Exhibit A
FORM OF NOTICE OF REGISTERED HOLDER
     The undersigned, Royal Bank of Canada, the “Lender” described in that certain Asset Sale Agreement dated as of September [__], 2010 among PostRock Energy Corporation (the “Company”), Royal Bank of Canada, as administrative agent and collateral agent, and Royal Bank of Canada, as lender (the “Agreement”), hereby instructs the Company to issue the Company Shares (as defined in the Agreement) as follows:
     Please issue the certificate for the Company Shares in the name of and in the following denominations:

Denominations

Print or type name

Social Security or Employer Identification Number

Street Address

City	State	Zip Code
ROYAL BANK OF CANADA

By:
Name:
Title:

Date:                                                             ,

Exhibit A

Exhibit B
CURRENT OPERATING AGREEMENT

Exhibit B

Exhibit C
NEW OPERATING AGREEMENT

Exhibit C